Exhibit 99.1

NEWS RELEASE CONTACTS Investors: Joseph B. Selner, Chief Financial Officer, 920-491-7120 Media: Janet L. Ford, SVP Public Relations Director, 414-704-1211 janet.ford@associatedbank.com
Associated reports third quarter earnings of $0.07 per common share
•	Net income available to common shareholders of $8.7 million for the third quarter

•	Provision for loan losses of $95.4 million down from $155.0 million for the second quarter of 2009

•	Total deposits of $16.4 billion at September 30, 2009 compared to $14.2 billion at September 30, 2008

•	Total noninterest expenses of $141.1 million down $28.9 million from $170.0 million for the second quarter of 2009

•	Tangible common equity ratio of 6.64% compared to 6.09% at June 30, 2009
GREEN BAY, Wis. — October 22, 2009 — Associated Banc-Corp (NASDAQ: ASBC) today reported third quarter 2009 net income available to common shareholders of $8.7 million, or $0.07 per common share, after a $7.3 million dividend to preferred shareholders. This compares to a net loss to common shareholders of $24.7 million, or $0.19 per common share for the second quarter of 2009, and to net income of $37.8 million, or $0.30 per common share, for the third quarter of 2008.
Net interest income for the quarter was $179.2 million compared to $179.1 million for the second quarter of 2009 and $166.5 million for the third quarter of 2008. The company’s net interest margin was 3.50% at September 30, 2009, up 10 basis points from 3.40% at June 30, 2009 and up 2 basis points from 3.48% at September 30, 2008. The quarterly improvement in net interest margin was due to a continued decline in the cost of funds and a shift in deposit balances from higher cost time deposits to lower cost transaction accounts, which was partially offset by lower levels of earning assets.
The provision for loan losses for the quarter was $95.4 million compared to $155.0 million for the second quarter of 2009 and $55.0 million for the same period one year ago. Net charge offs for the quarter were $90.0 million compared to $61.1 million for the second quarter of 2009 and $38.4 million for the third quarter of 2008. The increase in the level of net charge offs for the third quarter was significantly impacted by a $25 million charge off of a previously disclosed financial institution credit. Nonperforming loans were $885.8 million at September 30, 2009 compared to $733.4 million at June 30, 2009 and $452.2 million at March 31, 2009. Credit quality deterioration slowed during the third quarter as evidenced by the slower pace of growth in both potential problem loans and nonperforming loans. In addition, loans 30-89 days past due totaled $175.5 million, 16% lower than the prior quarter. This level for loans 30-89 days past due is the lowest the company has seen since the fourth quarter of 2007.
“The lower quarterly loan loss provision is the result of moderation in the pace of credit quality deterioration,” said Associated Chairman and CEO Paul S. Beideman. “Although credit quality deterioration has slowed and past due levels have improved, we believe that loan loss provisions and charge offs will continue to be elevated as the impact of the weak economy and stress on our customers continues.”
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ASBC 3Q ‘09 page 2 of 2
Loans were $14.8 billion at September 30, 2009, down 3.6% from $15.3 billion at June 30, 2009, primarily due to the continued decline in the company’s commercial loan balances. Deposits were $16.4 billion at September 30, 2009, up 0.8% from $16.3 billion at June 30, 2009 and up 15.4% from $14.2 billion a year ago. All deposit categories experienced significant year-over-year growth, with the exception of small declines in time and savings deposits.
Mortgage loans originated for sale during the third quarter declined to $638 million compared to the record high level of $1.3 billion for the second quarter of 2009 and $218 million for the third quarter of 2008. For the third quarter of 2009, the Company experienced a net mortgage banking loss of $0.9 million, compared to net mortgage banking income of $28.3 million for the second quarter of 2009 and $3.6 million for the third quarter of 2008. Third quarter mortgage banking results included a $4.7 million valuation charge related to mortgage servicing rights compared to a $9.6 million valuation recovery in the second quarter of 2009.
Core fee-based revenue was $66.5 million for the third quarter compared to $64.9 million for the second quarter of 2009 and $71.1 million for the third quarter of 2008. The reduction in revenue between the comparable third quarter periods was primarily the result of continued lower levels of consumer fee-based activity and lower asset management revenue due to year-over-year equity market declines.
Total noninterest expense for the third quarter was $141.1 million, down $28.9 million from $170.0 million in the second quarter 2009. Expenses were driven lower in all categories. Most notably, personnel expense decreased $7.7 million, legal and professional fees decreased $2.2 million, and business development and advertising costs decreased $1.0 million. In addition, FDIC insurance expense decreased $9.6 million from the second quarter, which included a one-time special assessment of $11.3 million. Foreclosure/OREO expenses also decreased $4.9 million due to lower levels of property write-downs during the quarter. The efficiency ratio for the third quarter of 2009 was 54.14% compared to 58.65% for the second quarter of 2009 and 52.18% for the same period one year ago.
For the nine months ended September 30, 2009, net income available to common shareholders was $19.4 million, or $0.15 per common share, compared to $151.6 million, or $1.18 per common share, for the nine months ended September 30, 2008.
Associated Banc-Corp (NASDAQ: ASBC) will host a conference call for investors and analysts at 3 p.m. Central Time (CT) Thursday, October 22, 2009. The toll-free dial-in number for the live call is 877-941-4774. The number for international callers is 480-629-9760. Participants should ask the operator for the Associated Banc-Corp third quarter 2009 earnings call, or for call ID number 4170464. A replay of the call will be available starting at 6 p.m. CT on October 22, 2009 through 12:00 midnight CT on November 22, 2009 by calling 800-406-7325 (toll-free) domestically or 303-590-3030 internationally. The call ID number (replay pin number), 4170464, is required to access the replay.
Associated Banc-Corp, headquartered in Green Bay, Wis., is a diversified bank holding company with total assets of $23 billion. Associated has approximately 300 banking offices serving an estimated 160 communities in Wisconsin, Illinois, and Minnesota. The company offers a full range of traditional banking services and a variety of other financial products and services. More information about Associated Banc-Corp is available at www.associatedbank.com.
Statements made in this document that are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the company’s Annual Report filed on Form 10-K.
# # #

Consolidated Balance Sheets (Unaudited)
Associated Banc-Corp

	September 30,	December 31,	Sept09 vs Dec08	September 30,	Sept09 vs Sept08
(in thousands)	2009	2008	% Change	2008	% Change

Assets
Cash and due from banks	$430,381	$533,338	(19.3%)	$623,132	(30.9%)
Interest-bearing deposits in other financial institutions	13,145	12,649	3.9%	12,288	7.0%
Federal funds sold and securities purchased under agreements to resell	17,000	24,741	(31.3%)	60,655	(72.0%)
Investment securities available for sale, at fair value	5,651,076	5,143,414	9.9%	3,435,625	64.5%
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	181,316	206,003	(12.0%)	181,192	0.1%
Loans held for sale	78,740	87,084	(9.6%)	40,912	92.5%
Loans	14,765,597	16,283,908	(9.3%)	16,272,487	(9.3%)
Allowance for loan losses	(412,530)	(265,378)	55.4%	(246,189)	67.6%

Loans, net	14,353,067	16,018,530	(10.4%)	16,026,298	(10.4%)
Premises and equipment, net	185,544	190,942	(2.8%)	188,817	(1.7%)
Goodwill	929,168	929,168	0.0%	929,168	0.0%
Other intangible assets, net	91,506	80,165	14.1%	90,138	1.5%
Other assets	950,584	966,033	(1.6%)	899,169	5.7%

Total assets	$22,881,527	$24,192,067	(5.4%)	$22,487,394	1.8%

Liabilities and Stockholders’ Equity
Noninterest-bearing deposits	$2,984,486	$2,814,079	6.1%	$2,545,779	17.2%
Interest-bearing deposits, excluding Brokered CDs	12,808,533	11,551,181	10.9%	11,120,281	15.2%
Brokered CDs	653,090	789,536	(17.3%)	579,607	12.7%

Total deposits	16,446,109	15,154,796	8.5%	14,245,667	15.4%
Short-term borrowings	1,517,594	3,703,936	(59.0%)	4,106,015	(63.0%)
Long-term funding	1,761,506	1,861,647	(5.4%)	1,561,722	12.8%
Accrued expenses and other liabilities	231,659	595,185	(61.1%)	209,743	10.4%

Total liabilities	19,956,868	21,315,564	(6.4%)	20,123,147	(0.8%)
Stockholders’ Equity
Preferred equity	510,315	508,008	0.5%	—	N/M
Common stock	1,284	1,281	0.2%	1,280	0.3%
Surplus	1,080,720	1,073,218	0.7%	1,051,976	2.7%
Retained earnings	1,268,507	1,293,941	(2.0%)	1,321,323	(4.0%)
Accumulated other comprehensive income (loss)	64,919	55	N/M	(10,332)	N/M
Treasury stock	(1,086)	—	N/M	—	N/M

Total stockholders’ equity	2,924,659	2,876,503	1.7%	2,364,247	23.7%

Total liabilities and stockholders’ equity	$22,881,527	$24,192,067	(5.4%)	$22,487,394	1.8%

N/M = Not meaningful.

Consolidated Statements of Income (Unaudited)
Associated Banc-Corp

	For The Three Months Ended			For The Nine Months Ended,
	September 30,		Quarter	September 30,		Year-to-Date
(in thousands, except per share amounts)	2009	2008	% Change	2009	2008	% Change

Interest Income
Interest and fees on loans	$183,264	$229,001	(20.0%)	$579,641	$721,781	(19.7%)
Interest and dividends on investment securities and deposits in other financial institutions:
Taxable	46,873	32,209	45.5%	144,464	95,439	51.4%
Tax-exempt	8,498	9,887	(14.0%)	26,811	29,922	(10.4%)
Interest on federal funds sold and securities purchased under agreements to resell	16	279	(94.3%)	130	698	(81.4%)

Total interest income	238,651	271,376	(12.1%)	751,046	847,840	(11.4%)
Interest Expense
Interest on deposits	37,811	61,743	(38.8%)	129,403	206,904	(37.5%)
Interest on short-term borrowings	2,895	23,958	(87.9%)	13,137	76,494	(82.8%)
Interest on long-term funding	18,709	19,158	(2.3%)	60,854	60,076	1.3%

Total interest expense	59,415	104,859	(43.3%)	203,394	343,474	(40.8%)

Net Interest Income	179,236	166,517	7.6%	547,652	504,366	8.6%
Provision for loan losses	95,410	55,011	73.4%	355,856	137,014	159.7%

Net interest income after provision for loan losses	83,826	111,506	(24.8%)	191,796	367,352	(47.8%)
Noninterest Income
Trust service fees	9,057	10,020	(9.6%)	26,103	30,172	(13.5%)
Service charges on deposit accounts	30,829	33,609	(8.3%)	87,705	87,422	0.3%
Card-based and other nondeposit fees	11,586	12,517	(7.4%)	33,618	36,243	(7.2%)
Retail commissions	15,041	14,928	0.8%	45,382	47,047	(3.5%)
Mortgage banking, net	(909)	3,571	(125.5%)	31,655	15,911	99.0%
Treasury management fees, net	226	1,935	(88.3%)	5,245	7,423	(29.3%)
Bank owned life insurance income	3,789	5,235	(27.6%)	12,722	15,093	(15.7%)
Asset sale gains (losses), net	(126)	573	(122.0%)	(2,520)	(614)	310.4%
Investment securities gains (losses), net	(42)	(13,585)	N/M	9,169	(17,243)	N/M
Other	5,858	6,520	(10.2%)	17,148	23,122	(25.8%)

Total noninterest income	75,309	75,323	(0.0%)	266,227	244,576	8.9%
Noninterest Expense
Personnel expense	73,501	78,395	(6.2%)	231,770	232,104	(0.1%)
Occupancy	11,949	12,037	(0.7%)	37,171	37,327	(0.4%)
Equipment	4,575	5,088	(10.1%)	13,834	14,338	(3.5%)
Data processing	7,442	7,634	(2.5%)	23,165	23,005	0.7%
Business development and advertising	3,910	5,175	(24.4%)	13,590	15,353	(11.5%)
Other intangible amortization	1,386	1,568	(11.6%)	4,157	4,705	(11.6%)
Legal and professional fees	3,349	3,538	(5.3%)	13,176	9,255	42.4%
Foreclosure/OREO expense	8,688	2,427	258.0%	27,277	6,969	291.4%
FDIC expense	8,451	791	N/M	32,316	1,594	N/M
Other	17,860	19,924	(10.4%)	55,950	64,060	(12.7%)

Total noninterest expense	141,111	136,577	3.3%	452,406	408,710	10.7%

Income before income taxes	18,024	50,252	(64.1%)	5,617	203,218	(97.2%)
Income tax expense (benefit)	2,030	12,483	(83.7%)	(35,761)	51,625	(169.3%)

Net income	15,994	37,769	(57.7%)	$41,378	$151,593	(72.7%)
Preferred stock dividends and discount	7,342	—	N/M	21,994	—	N/M

Net income available to common equity	$8,652	$37,769	(77.1%)	$19,384	$151,593	(87.2%)

Earnings Per Common Share:
Basic	$0.07	$0.30	(76.7%)	$0.15	$1.19	(87.4%)
Diluted	$0.07	$0.30	(76.7%)	$0.15	$1.18	(87.3%)

Average Common Shares Outstanding:
Basic	127,863	127,553	0.2%	127,855	127,428	0.3%
Diluted	127,863	127,622	0.2%	127,859	127,799	0.0%

N/M = Not meaningful.

Consolidated Statements of Income (Unaudited) — Quarterly Trend
Associated Banc-Corp

(in thousands, except per share amounts)	3Q09	2Q09	1Q09	4Q08	3Q08

Interest Income
Interest and fees on loans	$183,264	$194,352	$202,025	$230,872	$229,001
Interest and dividends on investment securities and deposits in other financial institutions:
Taxable	46,873	46,688	50,903	38,032	32,209
Tax-exempt	8,498	8,819	9,494	9,811	9,887
Interest on federal funds sold and securities purchased under agreements to resell	16	51	63	154	279

Total interest income	238,651	249,910	262,485	278,869	271,376
Interest Expense
Interest on deposits	37,811	44,993	46,599	56,402	61,743
Interest on short-term borrowings	2,895	5,088	5,154	10,090	23,958
Interest on long-term funding	18,709	20,691	21,454	20,595	19,158

Total interest expense	59,415	70,772	73,207	87,087	104,859

Net Interest Income	179,236	179,138	189,278	191,782	166,517
Provision for loan losses	95,410	155,022	105,424	65,044	55,011

Net interest income after provision for loan losses	83,826	24,116	83,854	126,738	111,506
Noninterest Income
Trust service fees	9,057	8,569	8,477	8,248	10,020
Service charges on deposit accounts	30,829	29,671	27,205	30,946	33,609
Card-based and other nondeposit fees	11,586	11,858	10,174	12,297	12,517
Retail commissions	15,041	14,829	15,512	15,541	14,928

Total core fee-based revenue	66,513	64,927	61,368	67,032	71,074
Mortgage banking, net	(909)	28,297	4,267	(1,227)	3,571
Treasury management fees, net	226	2,393	2,626	(33)	1,935
Bank owned life insurance income	3,789	3,161	5,772	4,711	5,235
Asset sale gains (losses), net	(126)	(1,287)	(1,107)	(1,054)	573
Investment securities gains (losses), net	(42)	(1,385)	10,596	(35,298)	(13,585)
Other	5,858	5,835	5,455	6,943	6,520

Total noninterest income	75,309	101,941	88,977	41,074	75,323
Noninterest Expense
Personnel expense	73,501	81,171	77,098	77,374	78,395
Occupancy	11,949	12,341	12,881	13,134	12,037
Equipment	4,575	4,670	4,589	4,785	5,088
Data processing	7,442	8,126	7,597	7,446	7,634
Business development and advertising	3,910	4,943	4,737	6,047	5,175
Other intangible amortization	1,386	1,385	1,386	1,564	1,568
Legal and professional fees	3,349	5,586	4,241	5,311	3,538
Foreclosure/OREO expense	8,688	13,576	5,013	6,716	2,427
FDIC expense	8,451	18,090	5,775	930	791
Other	17,860	20,143	17,947	25,443	19,924

Total noninterest expense	141,111	170,031	141,264	148,750	136,577

Income (loss) before income taxes	18,024	(43,974)	31,567	19,062	50,252
Income tax expense (benefit)	2,030	(26,633)	(11,158)	2,203	12,483

Net income (loss)	15,994	(17,341)	42,725	16,859	37,769
Preferred stock dividends and discount	7,342	7,331	7,321	3,250	—

Net income (loss) available to common equity	$8,652	$(24,672)	$35,404	$13,609	$37,769

Earnings (Loss) Per Common Share:
Basic	$0.07	$(0.19)	$0.28	$0.11	$0.30
Diluted	$0.07	$(0.19)	$0.28	$0.11	$0.30

Average Common Shares Outstanding:
Basic	127,863	127,861	127,839	127,717	127,553
Diluted	127,863	127,861	127,845	127,810	127,622

Selected Quarterly Information
Associated Banc-Corp

(in thousands, except per share and full time equivalent employee data)	YTD 2009	YTD 2008	3rd Qtr 2009	2nd Qtr 2009	1st Qtr 2009	4th Qtr 2008	3rd Qtr 2008

Summary of Operations
Net interest income	$547,652	$504,366	$179,236	$179,138	$189,278	$191,782	$166,517
Provision for loan losses	355,856	137,014	95,410	155,022	105,424	65,044	55,011
Asset sale gains (losses), net	(2,520)	(614)	(126)	(1,287)	(1,107)	(1,054)	573
Investment securities gains (losses), net	9,169	(17,243)	(42)	(1,385)	10,596	(35,298)	(13,585)
Noninterest income (excluding securities & asset gains)	259,578	262,433	75,477	104,613	79,488	77,426	88,335
Noninterest expense	452,406	408,710	141,111	170,031	141,264	148,750	136,577
Income (loss) before income taxes	5,617	203,218	18,024	(43,974)	31,567	19,062	50,252
Income tax expense (benefit)	(35,761)	51,625	2,030	(26,633)	(11,158)	2,203	12,483
Net income (loss)	41,378	151,593	15,994	(17,341)	42,725	16,859	37,769
Net income (loss) available to common equity	19,384	151,593	8,652	(24,672)	35,404	13,609	37,769
Taxable equivalent adjustment	18,632	20,809	5,938	6,150	6,544	6,902	6,899

Per Common Share Data
Net income (loss):
Basic	$0.15	$1.19	$0.07	$(0.19)	$0.28	$0.11	$0.30
Diluted	0.15	1.18	0.07	(0.19)	0.28	0.11	0.30
Dividends	0.42	0.95	0.05	0.05	0.32	0.32	0.32
Market Value:
High	$21.39	$29.23	$12.67	$19.00	$21.39	$24.21	$25.92
Low	9.21	14.85	9.21	12.50	10.60	15.72	14.85
Close	11.42	19.95	11.42	12.50	15.45	20.93	19.95
Book value	18.88	18.52	18.88	18.49	18.68	18.54	18.52
Tangible book value	11.38	10.96	11.38	10.97	11.15	10.99	10.96

Performance Ratios (annualized)
Earning assets yield	4.75%	5.90%	4.62%	4.70%	4.94%	5.57%	5.58%
Interest-bearing liabilities rate	1.51	2.71	1.36	1.57	1.61	2.00	2.44
Net interest margin	3.50	3.57	3.50	3.40	3.59	3.88	3.48
Return on average assets	0.23	0.93	0.27	(0.29)	0.71	0.30	0.68
Return on average equity	1.90	8.57	2.19	(2.40)	5.98	2.58	6.38
Return on average tangible common equity (1)	1.81	14.52	2.39	(6.88)	10.05	3.83	10.83
Efficiency ratio (2)	54.78	51.89	54.14	58.65	51.31	53.87	52.18
Effective tax rate (benefit)	(636.66)	25.40	11.26	(60.57)	(35.35)	11.56	24.84
Dividend payout ratio (3)	280.00	79.83	71.43	N/M	114.29	290.91	106.67

Average Balances
Assets	$23,891,164	$21,833,664	$23,362,954	$24,064,567	$24,255,783	$22,646,421	$22,072,948
Earning assets	21,619,838	19,639,329	21,063,016	21,847,267	21,959,077	20,436,483	19,884,434
Interest-bearing liabilities	17,994,706	16,904,447	17,412,341	18,125,389	18,457,879	17,363,481	17,107,551
Loans	15,929,440	16,011,627	15,248,895	16,122,063	16,430,347	16,285,881	16,203,717
Deposits	15,808,077	13,616,134	16,264,181	16,100,686	15,045,976	14,395,626	13,710,297
Wholesale funding	5,006,918	5,707,467	4,067,830	4,876,970	6,098,266	5,496,248	5,876,051
Common stockholders’ equity	2,395,478	2,363,033	2,394,410	2,400,664	2,391,325	2,376,639	2,353,606
Stockholders’ equity	2,904,521	2,363,033	2,904,210	2,909,700	2,899,603	2,602,917	2,353,606
Common stockholders’ equity / assets	10.03%	10.82%	10.25%	9.98%	9.86%	10.49%	10.66%
Stockholders’ equity / assets	12.16%	10.82%	12.43%	12.09%	11.95%	11.49%	10.66%

At Period End
Assets			$22,881,527	$24,013,567	$24,349,725	$24,192,067	$22,487,394
Loans			14,765,597	15,310,107	15,917,952	16,283,908	16,272,487
Allowance for loan losses			412,530	407,167	313,228	265,378	246,189
Goodwill			929,168	929,168	929,168	929,168	929,168
Mortgage servicing rights at fair value, net			61,066	59,762	39,754	45,568	53,977
Other intangible assets			30,440	31,826	33,211	34,597	36,161
Deposits			16,446,109	16,320,391	15,873,189	15,154,796	14,245,667
Wholesale funding			3,279,100	4,474,542	5,326,734	5,565,583	5,667,737
Stockholders’ equity			2,924,659	2,873,768	2,897,169	2,876,503	2,364,247
Stockholders’ equity / assets			12.78%	11.97%	11.90%	11.89%	10.51%
Tangible common equity / tangible assets (4)			6.64%	6.09%	6.10%	6.05%	6.50%
Tangible equity / tangible assets (5)			8.96%	8.30%	8.27%	8.23%	6.50%
Shares outstanding, end of period			127,864	127,861	127,860	127,762	127,646

Selected trend information
Average full time equivalent employees			5,004	5,116	5,143	5,109	5,141
Trust assets under management, at market value			$5,200,000	$5,000,000	$4,800,000	$5,100,000	$5,600,000
Mortgage loans originated for sale during period			638,229	1,335,175	1,079,732	247,465	217,993
Mortgage portfolio serviced for others			7,473,000	6,904,000	6,582,000	6,606,000	6,596,000
Mortgage servicing rights, net / Portfolio serviced for others			0.82%	0.87%	0.60%	0.69%	0.82%

N/M = Not meaningful.

(1)	Return on average tangible common equity = Net income available to common equity divided by average common equity excluding average goodwill and other intangible assets. This is a non-GAAP financial measure.

(2)	Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset sales gains, net. This is a non-GAAP financial measure.

(3)	Ratio is based upon basic earnings per common share.

(4)	Tangible common equity to tangible assets = Common stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets. This is a non-GAAP financial measure.

(5)	Tangible equity to tangible assets = Stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets. This is a non-GAAP financial measure.

Financial Summary and Comparison
Associated Banc-Corp

	Three months ended			Nine months ended
	September 30,			September 30,
(in thousands)	2009	2008	% Change	2009	2008	% Change

Allowance for Loan Losses
Beginning balance	$407,167	$229,605	77.3%	$265,378	$200,570	32.3%
Provision for loan losses	95,410	55,011	73.4%	355,856	137,014	159.7%
Charge offs	(92,340)	(40,344)	128.9%	(215,839)	(98,076)	120.1%
Recoveries	2,293	1,917	19.6%	7,135	6,681	6.8%

Net charge offs	(90,047)	(38,427)	134.3%	(208,704)	(91,395)	128.4%

Ending balance	$412,530	$246,189	67.6%	$412,530	$246,189	67.6%

Credit Quality

			Sep09 vs Jun09				Sep09 vs Sep08
	Sept 30, 2009	Jun 30, 2009	% Change	Mar 31, 2009	Dec 31, 2008	Sept 30, 2008	% Change

Nonaccrual loans	$845,320	$700,514	20.7%	$433,246	$326,857	$290,039	191.5%
Loans 90 or more days past due and still accruing	23,174	19,785	17.1%	16,002	13,811	14,631	58.4%
Restructured loans	17,256	13,089	31.8%	2,927	—	—	N/M

Total nonperforming loans	885,750	733,388	20.8%	452,175	340,668	304,670	190.7%
Other real estate owned (OREO)	60,010	51,633	16.2%	54,883	48,710	46,473	29.1%

Total nonperforming assets	$945,760	$785,021	20.5%	$507,058	$389,378	$351,143	169.3%

Provision for loan losses	95,410	155,022	(38.5%)	105,424	65,044	55,011	73.4%
Net charge offs	90,047	61,083	47.4%	57,574	45,855	38,427	134.3%

Allowance for loan losses / loans	2.79%	2.66%		1.97%	1.63%	1.51%
Allowance for loan losses / nonperforming loans	46.57	55.52		69.27	77.90	80.81
Nonperforming loans / total loans	6.00	4.79		2.84	2.09	1.87
Nonperforming assets / total loans plus OREO	6.38	5.11		3.17	2.38	2.15
Nonperforming assets / total assets	4.13	3.27		2.08	1.61	1.56
Net charge offs / average loans (annualized)	2.34	1.52		1.42	1.12	0.94
Year-to-date net charge offs / average loans	1.75	1.47		1.42	0.85	0.76

Nonperforming loans by type:
Commercial, financial & agricultural	$209,843	$187,943	11.7%	$102,257	$104,664	$85,995	144.0%
Commercial real estate	213,736	165,929	28.8%	100,838	62,423	52,875	304.2%
Real estate — construction	301,844	264,402	14.2%	152,008	90,048	98,205	207.4%
Lease financing	18,814	1,929	N/M	1,707	187	83	N/M

Total commercial	744,237	620,203	20.0%	356,810	257,322	237,158	213.8%
Home equity	45,905	38,474	19.3%	35,224	31,035	25,372	80.9%
Installment	7,387	7,545	(2.1%)	6,755	7,155	6,035	22.4%

Total retail	53,292	46,019	15.8%	41,979	38,190	31,407	69.7%
Residential mortgage	88,221	67,166	31.3%	53,386	45,156	36,105	144.3%

Total nonperforming loans	$885,750	$733,388	20.8%	$452,175	$340,668	$304,670	190.7%

Loans past due 30-89 days	$175,492	$209,323	(16.2%)	$245,854	$190,112	$191,514	(8.4%)
Potential problem loans	$1,573,903	$1,426,171	10.4%	$1,016,551	$937,802	$765,641	105.6%
Period End Loan Composition

			Sep09 vs Jun09				Sep09 vs Sep08
	Sept 30, 2009	Jun 30, 2009	% Change	Mar 31, 2009	Dec 31, 2008	Sept 30, 2008	% Change

Commercial, financial & agricultural	$3,613,457	$3,904,925	(7.5%)	$4,160,274	$4,388,691	$4,343,208	(16.8%)
Commercial real estate	3,902,340	3,737,749	4.4%	3,575,301	3,566,551	3,534,791	10.4%
Real estate — construction	1,611,857	1,963,919	(17.9%)	2,228,090	2,260,888	2,363,116	(31.8%)
Lease financing	102,130	110,262	(7.4%)	116,100	122,113	125,907	(18.9%)

Total commercial	9,229,784	9,716,855	(5.0%)	10,079,765	10,338,243	10,367,022	(11.0%)
Home equity	2,591,262	2,656,747	(2.5%)	2,784,248	2,883,317	2,892,952	(10.4%)
Installment	885,970	844,065	5.0%	853,214	827,303	842,741	5.1%

Total retail	3,477,232	3,500,812	(0.7%)	3,637,462	3,710,620	3,735,693	(6.9%)
Residential mortgage	2,058,581	2,092,440	(1.6%)	2,200,725	2,235,045	2,169,772	(5.1%)

Total loans	$14,765,597	$15,310,107	(3.6%)	$15,917,952	$16,283,908	$16,272,487	(9.3%)

Period End Deposit Composition

			Sep09 vs Jun09				Sep09 vs Sep08
	Sept 30, 2009	Jun 30, 2009	% Change	Mar 31, 2009	Dec 31, 2008	Sept 30, 2008	% Change

Demand	$2,984,486	$2,846,570	4.8%	$2,818,088	$2,814,079	$2,545,779	17.2%
Savings	871,539	898,527	(3.0%)	895,310	841,129	888,731	(1.9%)
Interest-bearing demand	2,395,429	2,242,800	6.8%	1,796,724	1,796,405	1,667,640	43.6%
Money market	5,724,418	5,410,498	5.8%	5,410,095	4,926,088	4,608,686	24.2%
Brokered CDs	653,090	930,582	(29.8%)	922,491	789,536	579,607	12.7%
Other time deposits	3,817,147	3,991,414	(4.4%)	4,030,481	3,987,559	3,955,224	(3.5%)

Total deposits	$16,446,109	$16,320,391	0.8%	$15,873,189	$15,154,796	$14,245,667	15.4%

Network transaction deposits included above in interest-bearing demand and money market	$1,767,271	$1,605,722	10.1%	$1,759,656	$1,530,675	$1,356,616	30.3%
Customer repo sweeps (a)	$242,575	$269,809	(10.1%)	$333,706	$505,788	$657,032	(63.1%)

(a)	Included within short-term borrowings.

N/M — Not meaningful.

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Nine months ended September 30, 2009			Nine months ended September 30, 2008
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$9,887,868	$334,930	4.53%	$10,405,893	$455,899	5.85%
Residential mortgage	2,457,663	98,159	5.33	2,193,992	97,776	5.95
Retail	3,583,909	149,098	5.56	3,411,742	170,962	6.69

Total loans	15,929,440	582,187	4.88	16,011,627	724,637	6.04
Investments and other	5,690,398	187,491	4.39	3,627,702	144,012	5.29

Total earning assets	21,619,838	769,678	4.75	19,639,329	868,649	5.90
Other assets, net	2,271,326			2,194,335

Total assets	$23,891,164			$21,833,664

Interest-bearing liabilities:
Savings deposits	$884,098	$1,034	0.16%	$894,389	$3,118	0.47%
Interest-bearing demand deposits	2,002,929	3,164	0.21	1,791,808	13,131	0.98
Money market deposits	5,300,646	34,516	0.87	4,010,968	61,577	2.05
Time deposits, excluding Brokered CDs	3,951,577	82,275	2.78	3,959,126	115,830	3.91

Total interest-bearing deposits, excluding Brokered CDs	12,139,250	120,989	1.33	10,656,291	193,656	2.43
Brokered CDs	848,538	8,414	1.33	540,689	13,248	3.27

Total interest-bearing deposits	12,987,788	129,403	1.33	11,196,980	206,904	2.47
Wholesale funding	5,006,918	73,991	1.97	5,707,467	136,570	3.20

Total interest-bearing liabilities	17,994,706	203,394	1.51	16,904,447	343,474	2.71
Noninterest-bearing demand deposits	2,820,289			2,419,154
Other liabilities	171,648			147,030
Stockholders’ equity	2,904,521			2,363,033

Total liabilities and stockholders’ equity	$23,891,164			$21,833,664

Net interest income and rate spread (1)		$566,284	3.24%		$525,175	3.19%

Net interest margin (1)			3.50%			3.57%
Taxable equivalent adjustment		$18,632			$20,809

	Three months ended September 30, 2009			Three months ended September 30, 2008
	Average	Interest	Average	Average	Interest	Average
	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$9,503,565	$106,506	4.45%	$10,393,313	$141,040	5.40%
Residential mortgage	2,270,025	29,928	5.26	2,151,163	31,452	5.84
Retail	3,475,305	47,670	5.46	3,659,241	57,477	6.26

Total loans	15,248,895	184,104	4.80	16,203,717	229,969	5.65
Investments and other	5,814,121	60,485	4.16	3,680,717	48,306	5.25

Total earning assets	21,063,016	244,589	4.62	19,884,434	278,275	5.58
Other assets, net	2,299,938			2,188,514

Total assets	$23,362,954			$22,072,948

Interest-bearing liabilities:
Savings deposits	$887,176	$353	0.16%	$911,216	$1,027	0.45%
Interest-bearing demand deposits	2,330,976	1,298	0.22	1,771,091	3,366	0.76
Money market deposits	5,540,272	10,538	0.75	4,191,771	19,577	1.86
Time deposits, excluding Brokered CDs	3,847,942	23,998	2.47	3,941,384	34,860	3.52

Total interest-bearing deposits, excluding Brokered CDs	12,606,366	36,187	1.14	10,815,462	58,830	2.16
Brokered CDs	738,145	1,624	0.87	416,038	2,913	2.79

Total interest-bearing deposits	13,344,511	37,811	1.12	11,231,500	61,743	2.19
Wholesale funding	4,067,830	21,604	2.11	5,876,051	43,116	2.92

Total interest-bearing liabilities	17,412,341	59,415	1.36	17,107,551	104,859	2.44
Noninterest-bearing demand deposits	2,919,670			2,478,797
Other liabilities	126,733			132,994
Stockholders’ equity	2,904,210			2,353,606

Total liabilities and stockholders’ equity	$23,362,954			$22,072,948

Net interest income and rate spread (1)		$185,174	3.26%		$173,416	3.14%

Net interest margin (1)			3.50%			3.48%
Taxable equivalent adjustment		$5,938			$6,899

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.